Exhibit 99.22

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Bank of America, N.A. The review included a total of 271 newly originated residential mortgage loans, in connection with the securitization identified as CIM 2021-J1 (the “Securitization”). The review began on September 1, 2020, and concluded in January 15, 2020.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted blow, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Recalculation of APR and Finance Charge
b.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions

c.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures:
i.	Right to Receive Copy of Appraisal

d.	National Flood Insurance Program (NFIP) Review:
i.	Adherence to flood insurance coverage
ii.	Identification of flood zones
iii.	Evidence of adequate coverage amounts

e.	Fair Credit Reporting Act (FCRA)
f.	Home Mortgage Disclosure Act (HMDA)
g.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
h.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
i.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably

For loans reviewed in a post-close valuation review scenario (271 loans in total):

271 loans had Desktop Reviews which were performed by Consolidated Analytics (30 CCAs) or provided by the client (241 CDAs). Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator or Consolidated Analytics.

If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.

6 loans had a Field Review of which zero Field Reviews did not support the value.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 271 mortgage loans reviewed, 119 unique mortgage loans (by loan count) had a total of 150 different tape discrepancies across 6 data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Escrow_Indicator	24	16.00%
First_Payment_Date_of_Loan	50	33.33%
Original_Collateral_Value	1	0.67%
Original_LTV	73	48.67%
Property_Address	1	0.67%

Property_City	1	0.67%
Total Discrepancies:	150	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 79.70% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	216	$208,184,553	79.70%
Event Grade B	55	$52,853,024	20.30%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	271	$261,037,577	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	249	91.88%
Event Grade B	22	8.12%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	271	100%

Compliance Results:

Event Grade	Loan Count	Percent of Sample
Event Grade A	243	89.67%
Event Grade B	28	10.33%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	271	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	262	96.68%
Event Grade B	9	3.32%
Ecvent Grade C	0	0%
Event Grade D	0	0%
Total Sample	271	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total

Credit	A	Appraisal date is greater than 120 days from Origination date.	3
		Asset Documents are Incomplete	6
		Balance Sheet Does Not Meet Guidelines	4

Borrower 2 Income Verification is less than 12 months	1
Borrower Asset Verification is Missing	2
Borrower Employment Verification does not meet guidelines	6
Borrower Income Verification does not match Approval	16
Borrower Income Verification is less than 12 months	1
Borrower Liabilities Verification Indicator is Partial	17
Borrower Liabilities Verificiation Indicator is Missing	1
Borrower Transcript is Partial	17
Borrower Transcripts are missing	10
CoBorrower Asset Verification is Missing	1
CoBorrower Employment Verification does not meet guidelines	5
CoBorrower Employment Verification Level is Missing	1
CoBorrower Income Verification does not match Approval	3
CoBorrower Liabilities Verified Indicator is Partial	1
CoBorrower Transcript is Partial	1
CoBorrower Transcripts is Missing	2
Documentation for Recent Draws on HELOC is Missing	2
Executed HELOC closure letter not provided.	11
Final Loan Application is Not Executed	1
Final Loan Application is Partial	1
Fraud Report Missing	15
HAZARD INSURANCE CERTIFICATE MISSING	4
Hazard Insurance Indicator is Partial	1
HMDA Data Tape Not Provided	266
HMDA Discrepancy(s) Noted	19
Housing history does not meet guidelines	8
Insufficient cash to close.	3
Liquid Reserves are less than Guidelines Required	5
Loan amount is greater than the maximum loan amount allowed per guidelines	1
Note Document Indicator is Partial	1
Note Document Indicator is Unsigned	1
Profit and Loss Does Not Meet Guidelines	5
Property is located in a FEMA disaster area	20
Qualifying DTI exceeds Guideline Maximum Allowable	1
Servicing Comments are Missing	266

		Servicing Comments list impact to the borrowers related to COVID-19.	5
		Signed 4506t is missing	10
		Title Policty is Partial	2
		Transmittal Summary is Missing	3
		Trust Documentation Missing or Incomplete	32
		Underwriting CLTV exceeds Guideline Maximum Allowable	1
		Underwriting LTV exceeds Guideline Maximum Allowable	1
		Total Credit Grade (A) Exceptions:	783

Credit	B	Borrower Employment Verification does not meet guidelines	3
		CoBorrower Employment Verification does not meet guidelines	1
		Hazard Insurance Indicator is Partial	3
		Initial Credit Application is Not Executed	1
		Property is located in a FEMA disaster area	14
		Total Credit Grade (B) Exceptions:	22

Compliance	A	ATR/QM Status is Pending	31
		Charges That Cannot Increase Test	15
		Charges That In Total Cannot Increase More Than 10% Test	7
		Consummation or Reimbursement Date Validation Test	15
		Homeownership Counseling Disclosure is Missing	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	5
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1
		Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
		Initial Escrow Account Disclosure is Partial	1
		Initial Loan Estimate Delivery Date Test (from application)	2
		Intent to Proceed is Missing	1
		Late Fees Test	1
		Lender Credits That Cannot Decrease Test	3
		MI HB 6121 Mortgage Loan Finding	1
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	3

Per Diem Interest Amount Test	2
Prohibited Fees Test	2
Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	3
Regulation § 1026.43(c)(2)(i) failure - The borrower(s) reasonably expected income or assets was not properly considered.	4
Regulation § 1026.43(c)(2)(ii) failure - The borrower(s) current employment status was not verified.	2
Regulation § 1026.43(c)(2)(v) failure - The consumer's monthly payment for mortgage-related obligations not properly considered.	1
Reimbursement Amount Test	17
Reimbursement Amount Validation Test	1
RESPA Homeownership Counseling Organizations Disclosure Date Test	2
Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	2
Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	1
Right to Cancel by Date does not provide a 3 day rescission period from the Note Date	1
Right to Cancel is Missing	2
Right to Cancel is Partial	1
Right to Cancel Transaction Date is different from the Transaction Date	1
Security Instrument Indicator is Missing	8
Security Instrument Indicator is Partial	4
The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	4
The file does not contain any copies of the Closing Disclosure(s). Unable to test for TRID tolerance.	1
The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	1
TILA APR Test	1
TILA Finance Charge Test	8
TILA Right of Rescission Test	14
TRID Disclosure Delivery and Receipt Date Validation Test	3
TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
TRID Post-Consummation Reason for Redisclosure Validation Test	3

		TRID Post-Consummation Revised Closing Disclosure Data Validation Test	1
		Written List of Service Providers Disclosure Date Test	2
		Total Compliance Grade (A) Exceptions:	181

Compliance	B	Affiliated Business Disclosure is Missing	3
		Home loan Toolkit is Missing	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	20
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1
		Prohibited Fees First Lien Test	1
		Prohibited Fees Test	2
		TILA Financing of Credit Insurance Test	1
		Total Compliance Grade (B) Exceptions:	29

Valuation	A	Is Completion Certificate in file is No	1
		Origination Appraisal is Missing	4
		Origination Appraisal is Partial	1
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	5
		Third Party Valuation Product not Provided	33
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	2
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	9
		Title Issues Present	4
		UCDP Summary Report is Missing	2
		Was lowest appraised value used to qualify is No	1
		Total Valuation Grade (A) Exceptions:	62

Valuation	B	Origination Appraisal is Partial	3
		Third Party Desk Review variance to appraised value exceeds 10%	6
		Total Valuation Grade (B) Exceptions:	9

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.